                                                                    EXHIBIT 99.4


[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[300,186,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           LITTON LOAN SERVICING L.P.
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JULY 13, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-HE1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  MLMI 2004-HE1
                              AVAILABLE FUNDS CAP
                                 ENDING BALANCE

 +(NET COLLATERAL INTEREST LESS ANY AAA IO)/SUM(BOND BALANCES) * 360/(ACT DAYS)

                                                 Scenario 1                    Scenario 2
                                                 ----------                    ----------
1ml (1st period & thereafter)=                         1.35                       1.35 20

6ml (1st period & thereafter)=                         1.84                       1.84 20

                                  FRM: 20%HEP/ ARM: 50% PPC     FRM: 20%HEP/ ARM: 50% PPC

  0          7/22/04
  1          8/25/04          5.731          5.731
  2          9/25/04          6.285          9.230
  3         10/25/04          6.494          9.209
  4         11/25/04          6.284          9.178
  5         12/25/04          6.493          9.153
  6          1/25/05          6.282          9.112
  7          2/25/05          6.282          9.073
  8          3/25/05          6.955          9.071
  9          4/25/05          6.283          8.989
 10          5/25/05          6.493          8.964
 11          6/25/05          6.283          8.906
 12          7/25/05          6.493          8.887
 13          8/25/05          6.284          8.825
 14          9/25/05          6.285          8.786
 15         10/25/05          6.495          8.775
 16         11/25/05          6.286          8.707
 17         12/25/05          6.507          8.703
 18          1/25/06          6.392          8.673
 19          2/25/06          6.605          8.726
 20          3/25/06          7.816          9.125
 21          4/25/06          7.272          9.038
 22          5/25/06          7.520          9.096
 23          6/25/06          7.283          9.010
 24          7/25/06          7.530          9.107
 25          8/25/06          7.290          9.068
 26          9/25/06          7.293          9.187
 27         10/25/06          7.539          9.493
 28         11/25/06          7.299          9.193
 29         12/25/06          7.554          9.529
 30          1/25/07          7.344          9.358
 31          2/25/07          7.355          9.523
 32          3/25/07          8.158         10.945
 33          4/25/07          7.378         10.072
 34          5/25/07          7.628         10.416
 35          6/25/07          7.386         10.100
 36          7/25/07          7.636         10.538
 37          8/25/07          7.393         10.354
 38          9/25/07          7.397         10.707
 39         10/25/07          7.648         11.248
 40         11/25/07          7.405         10.894
 41         12/25/07          7.656         11.272
 42          1/25/08          7.413         10.943

 43          2/25/08          7.417         10.957
 44          3/25/08          7.928         11.730
 45          4/25/08          7.416         10.980
 46          5/25/08          7.663         11.348
 47          6/25/08          7.416         10.989
 48          7/25/08          7.663         11.378
 49          8/25/08          7.415         11.018
 50          9/25/08          7.415         11.027
 51         10/25/08          7.662         11.402
 52         11/25/08          7.417         11.039
 53         12/25/08          7.664         11.409
 54          1/25/09          7.420         11.052
 55          2/25/09          7.434         11.084
 56          3/25/09          8.232         12.275
 57          4/25/09          7.464         11.154
 58          5/25/09          7.724         11.553
 59          6/25/09          7.475         11.182
 60          7/25/09          7.724         11.560
 61          8/25/09          7.474         11.198
 62          9/25/09          7.474         11.200
 63         10/25/09          7.723         11.597
 64         11/25/09          7.474         11.234
 65         12/25/09          7.723         11.610
 66          1/25/10          7.474         11.241
 67          2/25/10          7.474         11.255
 68          3/25/10          8.274         12.466
 69          4/25/10          7.473         11.284
 70          5/25/10          7.722         11.671
 71          6/25/10          7.473         11.297
 72          7/25/10          7.722         11.678
 73          8/25/10          7.473         11.313
 74          9/25/10          7.473         11.315
 75         10/25/10          7.722         11.716
 76         11/25/10          7.472         11.349
 77         12/25/10          7.721         11.729
 78          1/25/11          7.472         11.352
 79          2/25/11          7.472         11.360
 80          3/25/11          8.272         12.581
 81          4/25/11          7.472         11.367
 82          5/25/11          7.721         11.748
 83          6/25/11          7.471         11.371
 84          7/25/11          7.720         11.752
 85          8/25/11          7.471         11.375
 86          9/25/11          7.471         11.376
 87         10/25/11          7.720         11.758
 88         11/25/11          7.471         11.380
 89         12/25/11          7.720         11.761
 90          1/25/12          7.470         11.384
 91          2/25/12          7.470         11.385
 92          3/25/12          7.985         12.173
 93          4/25/12          7.470         11.389
 94          5/25/12          7.719         11.770
 95          6/25/12          7.470         11.393
 96          7/25/12          7.719         11.774
 97          8/25/12          7.470         11.396
 98          9/25/12          7.469         11.398
 99         10/25/12          7.718         11.780

100         11/25/12          7.469         11.401
101         12/25/12          7.718         11.783
102          1/25/13          7.469         11.405
103          2/25/13          7.469         11.407
104          3/25/13          8.269         12.631
105          4/25/13          7.469         11.410
106          5/25/13          7.717         11.792
107          6/25/13          7.468         11.414
108          7/25/13          7.717         11.796
109          8/25/13          7.468         11.417
110          9/25/13          7.468         11.419
111         10/25/13          7.717         11.801
112         11/25/13          7.468         11.422
113         12/25/13          7.717         11.805
114          1/25/14          7.469         11.426
115          2/25/14          7.474         11.428
116          3/25/14          8.281         12.654
117          4/25/14          7.484         11.438
118          5/25/14          7.739         11.829
119          6/25/14          7.495         11.456
120          7/25/14          7.750         11.848
121          8/25/14          7.506         11.476
122          9/25/14          7.511         11.485
123         10/25/14          7.768         11.879
124         11/25/14          7.523         11.506
125         12/25/14          7.780         11.900
126          1/25/15          7.535         11.526
127          2/25/15          7.542         11.537
128          3/25/15          8.357         12.785
129          4/25/15          7.555         11.559
130          5/25/15          7.813         11.956
131          6/25/15          7.568         11.581
132          7/25/15          7.828         11.979
133          8/25/15          7.582         11.605
134          9/25/15             --         11.617
135         10/25/15             --         12.017
136         11/25/15             --         11.641
137         12/25/15             --             --